SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               April 7, 2004
            Date of Report (Date of earliest event reported)


                        Centurion Gold Holdings, Inc.
         (Exact name of registrant as specified in its charter)



                                  Florida
                (State or other jurisdiction of incorporation)


        000-49810                                       65-1129207
(Commission File Number)                   (IRS Employer Identification No.)


    2nd Floor, West tower, Sandton Square, cnr. Maude and 5th Streets,
                         Sandton,2146 South Africa
                (address of principal executive offices)


                              +27(11)881-5563
            (Registrant's telephone number, including area code)

 (Former name and former address, if changed since last report.)


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ITEM 8. CHANGE IN FISCAL YEAR


     On June 20, 2003 the Company changed its fiscal year end from December 31, 2003 to March 31, 2004. The registrant's fiscal year is being changed to conform to that of the operating Company which the registrant previously acquired on June 20, 2003 and reported on Form 8-K on June 20, 2003 and on Form 8-K with financial statements on October 1, 2003.

     The Company's operating entity is Omaruru Exploration
Company,(Proprietary) Ltd., its 100% owned
Subsidiary. The fiscal year end of Omaruru Exploration
Company,(Proprietary)Ltd., is March 31st, while the fiscal year of Centurion Gold Holdings, Inc. was December 31st.

     The Registrant, upon the advice of the Company's legal counsel, adopted the fiscal year end of the operating entity as its fiscal year end. The Registrant's fiscal year end shall be March 31st. The report covering the period April 1, 2003 to March 31, 2004 will be filed by the Company on Form 10-KSB. No transition report is anticipated to be filed

SIGNATURES
Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: April 7, 2004.
Centurion Gold Holdings, Inc.



By:	_/s/ Arthur Johnson
        -------------------
	Arthur Johnson
	President